UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 16, 2008

RELIANCE STEEL & ALUMINUM CO.
(Exact name of registrant as specified in its charter)

California	001-13122	95-1142616
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
350 S. Grand Ave., Suite 5100
Los Angeles, CA 90071
(Address of principal executive offices)
(213) 687-7700
(Registrant’s telephone number, including area code)
Not applicable.
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.
On January 16, 2008, the Audit Committee of the Board of Directors of Reliance Steel & Aluminum Co. (“Reliance”) decided to replace Reliance’s independent registered accountant and external auditor, Ernst & Young LLP (“E&Y”), with KPMG LLP (“KPMG”) for the year ending December 31, 2008. E&Y will continue as Reliance’s independent registered accountant for the year ended December 31, 2007 and will continue to provide tax and other services to Reliance as may be requested by Reliance from time to time. The Board of Directors ratified and approved this change. E&Y was notified of this decision on January 17, 2008.
KPMG’s engagement is subject to the completion by KPMG of its client acceptance and transition procedures.
E&Y’s reports on Reliance’s consolidated financial statements as of and for the years ended December 31, 2006 and 2005 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the years ended December 31, 2006 and 2005 and through the date of this Form 8-K, there have been no disagreements between Reliance and E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the subject matter of the disagreement(s) in connection with its report. None of the “reportable events” described in the Item 304(a)(1)(v) of the Regulation S-K promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, has occurred during the years ended December 31, 2006 or 2005 or through the date of this Form 8-K.
Reliance has asked E&Y to furnish Reliance with a letter addressed to the SEC stating whether E&Y agrees with the above statements. A copy of E&Y’s letter dated January 23, 2008 is attached as Exhibit 16 to this Form 8-K. During the years ended December 31, 2006 and 2005 and through the date of this Form 8-K, neither Reliance nor anyone acting on its behalf consulted KPMG regarding (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Reliance’s consolidated financial statements or (2) any matter that was either the subject of a disagreement with E&Y on accounting principles or practices, financial statement disclosure or auditing scope or procedures, which if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the matter in its report, or a “reportable event” as described in the Item 304(a)(1)(v) of the Regulation S-K.
Item 9.01. Exhibits.
(a)	Financial Statements of Business Acquired

Not Applicable.

(b)	Pro Forma Financial Information

Not Applicable.

(c)	Exhibits.

Exhibit No.	Description
16	Letter dated January 23, 2008 to the Securities and Exchange Commission from Ernst & Young LLP.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RELIANCE STEEL & ALUMINUM CO.
Dated: January 23, 2008	By:	/s/ David H. Hannah
David H. Hannah
Chairman and Chief Executive Officer

RELIANCE STEEL & ALUMINUM CO.
FORM 8-K
INDEX TO EXHIBITS

Exhibit No.	Description
16	Letter dated January 23, 2008 to the Securities and Exchange Commission from Ernst & Young LLP.